SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 26, 2005

FLOWSERVE CORPORATION

(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	1-13179 (Commission File Number)	31-0267900 (I.R.S. Employer Identification No.)

5215 N. O’Connor Blvd., Suite 2300, Irving, Texas (Address of principal executive offices)	75039 (Zip Code)

Registrant’s telephone number, including area code: (972) 443 - 6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A is being filed to amend Item 5.02 of the Current Report on Form 8-K filed with the Securities and Exchange Commission on June 2, 2005 (the “Form 8-K Report”) solely for the purpose of correcting a typographical error. The Form 8-K Report is hereby amended to restate such Item 5.02 as set forth below.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

      On June 1, 2005, the Company appointed Mark D. Dailey as Vice President and Chief Compliance Officer. Mr. Dailey, age 46, previously held the position of Vice President, Supply Chain and Continuous Improvement from 1999 until June 1, 2005. Prior to joining the Company, from 1992 through 1999, Mr. Dailey held the position of Vice President, Supply Chain as well as other supply chain management positions with the North American Power Tools Division of Black & Decker Corporation, a manufacturer of power tools, fastening and assembly systems and security hardware and plumbing products.

Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FLOWSERVE CORPORATION
By:	/s/ RONALD F. SHUFF
Ronald F. Shuff
Vice President, Secretary and General Counsel

Date: June 3, 2005

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